UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310

2001 Route 46,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 28, 2025, Interpace Biosciences, Inc. (the “Company”), in discussions with EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm responsible for auditing its financial statements, determined that it will be required to restate its previously issued financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and March 31, 2023, June 30, 2024 and June 30, 2023, and September 30, 2024 and September 30, 2023 to effect reversals of accrued royalties expenses. Accordingly, investors should no longer rely upon such financial statements. The reversal of accrued royalties expense is a result of the Company’s determination that the accrual of such royalties expenses was not required. The reversal is expected to have a positive impact on various financial statement items, including current liabilities, stockholders’ equity (deficit) and net income.

On February 28, 2025, the Company’s management concluded that its accrued royalties and total liabilities were overstated by the following amounts on the respective balance sheet dates: (1) approximately $5.3 million at March 31, 2023; $5.7 million at June 30, 2023; $5.9 million at September 30, 2023; and $6.3 million at December 31, 2023; and (2) approximately $6.6 million at March 31, 2024; $ 6.7 million at June 30, 2024; and $7.1 million at September 30, 2024; The Company’s management also concluded on February 28, 2025 that (1) the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as the consolidated financial statements contained in the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and March 31, 2023, June 30, 2024 and June 30, 2023, and September 30, 2024 and September 30, 2023 should no longer be relied upon; and (2) Management’s Evaluation of Disclosure Controls and Procedures and Management’s Annual Report on Internal Control over Financial Reporting included in Item 9A of the Annual Report on Form 10-K for the year ended December 31, 2023 should no longer be relied on.

As a result, the Company intends to reflect in its Annual Report on Form 10-K for the year ended December 31, 2024 (1) the amendment to the Annual Report on Form 10-K for the year ended December 31, 2023 and restatement of the financial statements for the fiscal year ended December 31, 2023 contained therein to reflect the reduction in the royalty accrual of $6.0 million, (2) the amendment of the Quarterly Reports on Form 10-Q and restatement of the financial statements for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 contained therein to reflect the reversal of the accrued royalty expense of approximately $0.3 million, $0.4 million and $0.4 million in each quarter, respectively, and for the quarterly periods ended March 31, 2023, June 30, 2023, and September 30, 2023 contained therein to reflect the reversal of the accrued royalty expense of approximately $0.3 million, $0.4 million, and $0.3 million in each quarter, respectively. The Company will not be restating any financial statements prior to 2023; however, the impact on the financial years of 2015-2022 totaled approximately $4.8 million in the aggregate; (3) the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2023 to report a material weakness relating to assessment of accrued royalty expenses. The Company will also record the correction of certain previously identified immaterial adjustments. The restated financial statements, inclusive of the identified immaterial errors, are not expected to result in any material change to the Company’s revenues or consolidated statements of cash flows for the periods covered by the amended reports. The amendment and restatements will also describe the Company’s plans and efforts to strengthen its internal controls over financial reporting. The Company’s management has discussed the matters disclosed under Item 4.02(a) of this Current Report on Form 8-K with EisnerAmper as well as the Company’s Audit Committee.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company’ reversal of the accrued royalty expenses for certain periods. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include the risk that the preparation of the Company’s restated financial statements or other subsequent events would require the Company to make additional financial statement adjustments, and inherent limitations in internal control over financial reporting. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law. Additionally, all forward-looking statements are subject to the “Risk Factors” detailed from time to time in the Company’s most recent Annual Report on Form 10-K filed on April 1, 2024, as amended on April 26, 2024, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this filing and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: March 6, 2025